PERSHING TREASURY ACCOUNT

PROSPECTUS ENCLOSED FOR

GENERAL TREASURY PRIME MONEY MARKET FUND

CLASS B SHARES

APRIL 1, 2007
AS REVISED, SEPTEMBER 24, 2007

These materials are to be used only for qualified clients of Pershing.

NOT PART OF PROSPECTUS — SEE INSIDE FOR PROSPECTUS

General Treasury Prime
Money Market Fund

Seeks current income, safety of principal and liquidity
by investing in high quality, short-term securities

PROSPECTUS April 1, 2007
As revised, September 24, 2007

Contents

The Fund

Goal/Approach	1

Main Risks	1

Past Performance	2

Expenses	3

Management	4
Financial Highlights	5

Your Investment

Account Policies	6
Distributions and Taxes	8

For More Information

See back cover.

The Fund

General Treasury Prime
Money Market Fund
Ticker Symbol: GTBXX

GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

As a money market fund, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

To pursue this goal, the fund normally invests substantially all of its assets in U.S.Treasury securities.

Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus, with the remainder invested in securities with the second-highest credit rating.

Concepts to understand

Money market fund: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

  maintain an average dollar-weighted portfolio maturity of 90 days or less buy individual securities that have remaining maturities of 13 months or less invest only in high quality, dollar-denominated obligations

Credit rating: a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less.

MAIN RISKS

The fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.While the fund has maintained a constant share price since inception, and will continue to try to do so, the fund is subject to the risk that interest rates could rise sharply, causing the value of the fund’s investments and its share price to drop. Alternatively, interest rates could drop, thereby reducing the fund’s yield.

The Fund 1

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Class B. The bar chart shows the changes in the fund’s performance from year to year.The table shows the fund’s average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Average annual total returns as of 12/31/06

		Since
		inception
1 Year	5 Years	(12/1/99)

3.75%	1.41%	2.17%

For the fund’s current 7-day yield, call toll-free:
1-800-645-6561.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class B in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders.

Fee table
Annual fund operating expenses
% of average daily net assets
Management fees	0.50%
Rule 12b-1 fee	0.20%
Shareholder services fee	0.25%
Other expenses	0.25%

Total	1.20%

Expense example
1 Year	3 Years	5 Years	10 Years

$122	$381	$660	$1,455

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations. For the fiscal year ended November 30, 2006, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from 1.20% to 0.99% . This undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Rule 12b-1 fee: a fee of up to 0.20% to reimburse the fund’s distributor for distributing Class B shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: a fee of 0.05% paid by the fund for sub-accounting services provided by third parties and fees to be paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Fund 3

MANAGEMENT

Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $223 billion in approximately 180 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.50% of the fund’s average daily net assets.A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the fiscal year ended November 30, 2006. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. The company is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing superior asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. It has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Distributor

The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by any such pay-ments.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of the funds on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

FINANCIAL HIGHLIGHTS

The following table describes the performance of the Class B shares of the fund for the periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

General Treasury Prime			Year Ended November 30,
Money Market Fund		2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period		1.00	1.00	1.00	1.00	1.00
Investment operations:	Investment income — net	.036	.018	.003	.002	.009
Distributions:	Dividends from investment income — net	(.036)	(.018)	(.003)	(.002)	(.009)
Net asset value, end of period		1.00	1.00	1.00	1.00	1.00
Total Return (%)		3.64	1.80	.28	.24	.86

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets		1.20	1.27	1.15	1.12	1.08
Ratio of net expenses to average net assets		.99	1.00	.92	.94	1.00
Ratio of net investment income to average net assets		3.64	1.88	.26	.24	.84

Net assets, end of period ($ x 1,000)		73,282	50,027	29,806	30,537	22,878

The Fund 5

Your Investment

ACCOUNT POLICIES

Buying shares

General Funds are designed primarily for people who are investing through a third party such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different than those described herein. Contact your financial representative for further information or to purchase fund shares.

Your price for fund shares is the fund’s net asset value (NAV), which is generally calculated twice a day, at 5:00 p.m. and 8:00 p.m., on days the New York Stock Exchange or the fund’s transfer agent is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. The fund’s investments are valued based on amortized cost.

If an order in proper form is made prior to 3:00 p.m., and Federal Funds are received by 6:00 p.m., the shares will be purchased at the NAV determined at 5:00 p.m. and will receive the dividend declared that day. If such an order is made between 3:00 p.m. and 5:00 p.m., the order will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order, and any funds received will be returned promptly to the sending institution. If an order in proper form is made after 5:00 p.m., but prior to 8:00 p.m., and Federal Funds are received by 11:00 a.m. the next business day, the shares will be purchased at the NAV determined at 8:00 p.m. and will begin to accrue dividends on the next business day.

All times are Eastern time.

Selling shares

You may sell (redeem) shares at any time through your financial representative. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased, please note that if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares.

Concepts to understand

Net asset value (NAV): a mutual fund’s share price on a given day. A fund’s NAV is calculated by dividing the value of its net assets by the number of its existing shares outstanding.

When calculating its NAV, a fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board.

Amortized cost: a method of valuing a money market fund’s portfolio securities, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed for a fund to be able to price its shares at $1.00 per share.

General policies

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the fund’s transfer agent takes reasonable measures to verify that the order is from a representative of your financial institution.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the funds have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolios, which could detract from the fund’s performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund reserves the right to:

  refuse any purchase or exchange request
  change or discontinue its exchange privilege, or temporarily suspend this privilege during unusu- al market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)
  “redeem in kind” or make payments in portfolio securities rather than cash, if the amount you are redeeming is large enough to affect fund opera- tions (for example, if it represents more than 1% of the fund’s assets)

The fund also may process purchase and sale orders and calculate its NAV on days the fund’s primary trading markets are open and the fund’s management determines to do so.

Your Investment 7

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Retirement plans

A variety of retirement plans are offered for the fund, including traditional and Roth IRAs, and Education Savings Accounts.

In addition, SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts are also available. Please call your financial representative for information.

NOTES

For More Information

General Treasury Prime Money Market Fund
A series of General Government Securities
Money Market Funds, Inc.
SEC file number: 811-3456

More information on the fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. The fund’s most recent annual and semi-annual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies . A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone

Call your financial representative or 1-800-645-6561.

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2007 MBSC Securities Corporation